EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Annual Report of Manchester Technologies, Inc. (the "Company") on Form 10-K for the fiscal year ended July 31, 2003, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Elan Yaish, Vice President-Finance and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 28, 2003                      /S/    ELAN YAISH
                                            ------------------
                                                   Elan Yaish
                                           Vice President-Finance and
                                           Chief Financial Officer